Consent and Amendment No. 3
                  Dated as of December 23, 1993
                               to
              RESTATED AND AMENDED CREDIT AGREEMENT
                    Dated as of July 27, 1992


          This Consent and Amendment No. 3 ("Amendment No. 3") dated as of December 23, 1993, is entered into among RHI Holdings, Inc., a Delaware corporation ("RHI"), the "Senior Lenders" (as defined in the Credit Agreement referred to below) of RHI, Citicorp North America, Inc., a Delaware corporation ("Citicorp") and The Bank of Nova Scotia, a Canadian chartered bank ("Scotiabank") as agents for the Senior Lenders (Citicorp and Scotiabank being sometimes hereinafter collectively referred to as the "Agents"), and Citicorp, as administrative agent for the Senior Lenders (the "Administrative Agent").

          PRELIMINARY STATEMENT. VSI Corporation, a Delaware corporation, Fairchild Industries, Inc., a Delaware corporation, RHI, the Senior Lenders, the Agents, and the Administrative Agent are parties to that certain Restated and Amended Credit Agreement dated as of July 27, 1992, as amended, (the "Credit Agreement"). Capitalized terms used herein without definition are used herein as defined in the Credit Agreement. RHI has entered into a certain Purchase Agreement dated as of December 2, 1993 with The Fairchild Corporation, a Delaware corporation ("TFC") and BTR Dunlop Holdings, Inc., a Delaware corporation ("BTR Dunlop") (such Purchase Agreement being herein referred to as the "Purchase Agreement") pursuant to which, among other things, RHI has agreed to sell all of the capital stock of Rexnord Corporation owned by RHI (the "Rexnord Shares") to BTR Dunlop and to indemnify BTR Dunlop and Rexnord Corporation with respect to certain environmental liabilities.

          In connection with the transactions contemplated by the Purchase Agreement, TFC, RHI and Rexnord Corporation have entered into a certain Tax Agreement dated as of December 2, 1993 with BTR Dunlop (the "Tax Agreement"), pursuant to which, among other things, (a) the Amendment to and Restatement of Tax Agreement dated May 15, 1992, as amended on August 5, 1993, will be terminated in its entirety and the Tax Agreement will supersede the same in its entirety as of the time described therein and (b) TFC and RHI will become obligated under certain indemnities specified in the Tax Agreement with respect to certain tax obligations of Rexnord Corporation.

          In connection with the transactions contemplated by the Purchase Agreement, TFC and RHI entered into an Escrow Agreement dated as of December 2, 1993 with BTR Dunlop and Cahill Gordon & Reindel, as "Escrow Agent", (the "Escrow Agreement") pursuant to which, among other things, TFC and RHI are required (a) to deposit, on the date the transactions described in the Purchase Agreement close, into the escrow established pursuant to the Escrow Agreement, for the benefit of BTR Dunlop, shares of common stock of Aerospace having a market price of $25,000,000, as calculated pursuant to the Escrow Agreement, as of the date of such deposit and (b) to make or receive supplemental deposits or withdrawals thereafter of cash and/or common stock of Aerospace into such escrow under certain circumstances, such deposits to be held by the Escrow Agent until the obligations of TFC and RHI expire with respect to the indemnities for federal and state taxes described in the Tax Agreement and the Escrow Agreement.
In connection with the establishment of such escrow arrangement, RHI has requested that its Requisite Senior Lenders consent to the release of certain of the stock of Aerospace pledged to the Administrative Agent pursuant to the Special Increase II Pledge Agreement in an amount sufficient to fund the escrow arrangement on the date upon which the transactions described in the Purchase Agreement are consummated.

         It is contemplated that the transactions described in the Purchase Agreement with respect to the sale of the Rexnord Shares by RHI to BTR Dunlop will occur on the second Business Day following the date on which all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and under the law relating to filings with the German Federal Cartel office referenced in the Purchase Agreement, shall expire or be terminated.

          It is further contemplated that the proceeds of the sale of the Rexnord Shares by RHI to BTR Dunlop under the Purchase Agreement will be used as follows:


     (i) a portion thereof to repurchase or derease certain of RHI's Subordinated Indebtedness (the "Subordinated Debt
     Repayment");

     (ii) a portion thereof to make dividends, distributions or other advances to TFC to the extent permitted under the terms and conditions of the Credit Agreement;

     (iii) approximately $5,000,000 thereof to repay the Rexnord/Holdings Mortgage Indebtedness; and

     (iv) a portion thereof to repay the obligations of RHI under Facility A in an amount sufficient to permanently reduce the Facility Outstandings under Facility A to an amount less than or equal to the "Facility Commitments" with respect to "Facility A" (as each such term is hereinafter defined in Section 1 of this Amendment No. 3).

          Subject to the terms and conditions stated herein, RHI and its Senior Lenders have agreed to further amend the Credit
Agreement as hereinafter set forth and to consent to the transactions described in Section 2 hereof.


          SECTION 1.  Amendments to the Credit Agreement.

          Effective as of the later to occur of (i) the effectiveness of Amendment No. 3 pursuant to Section 3 hereof and
(ii) the Rexnord Sale Effective Date, and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

          1.1 Section 1.01 of the Credit Agreement is hereby amended to add the following definitions thereto in alphabetical order:

          "'Facility A Cash Collateral Amount' shall have the meaning set forth in Section 4.2(d) hereof."

          "'Facility A Collateral Loan Value' shall mean an amount equal to the lesser of:

               (i) as of any date of determination, an amount equal to the sum of the remainder of (A) the product of the price at which the last trade of Aerospace common stock occurred on the immediately preceding Business Day on the New York Stock Exchange, which shall be the close quotation for such Business Day as reported by The Wall Street Journal (or in the event publication of The Wall Street Journal is permanently or temporarily suspended, such other national domestic daily business journal as may be designated by the Administrative Agent) for the date of determination, or if there is no such close quotation, the average between the high and low quotations for such Business Day, or if there are no such quotations for such Business Day, the close quotation for the immediately preceding Business Day, multiplied by the number of Aerospace shares pledged as security under the Special Increase II Pledge Agreement (the "Pledged Share Value") minus (B) the sum of the amount equal to sixty percent (60%) of the Pledged Share Value and $500,000; and

               (ii) the maximum amount permitted to be loaned against the Aerospace shares pledged as security under the Special Increase II Pledge Agreement under
          Regulations G and U."

          "'Rexnord Sale Effective Date' shall mean the date upon which the sale of all of the Rexnord Shares owned by RHI to BTR Dunlop Holdings, Inc., a Delaware corporation (('BTR Dunlop') is consummated pursuant to that certain Purchase Agreement dated as of December 2, 1993 by and among RHI, TFC and BTR Dunlop."

               "'Rexnord Shares' shall mean all of the issued and outstanding shares of Rexnord Corporation owned by RHI."

          1.2  For purposes of determining the Facility A
Commitment of each of the Facility A Lenders and the Facility A
Commitments, the definitions of "Facility Commitment" and "Facility Commitments" set forth in Section 1.01 of the Credit
Agreement are hereby deleted in their entirety and the following definitions are substituted therefor:

          "'Facility Commitment' shall mean, (i) with respect to Facility G and each Facility G Senior Lender the amount set forth below such Facility G Senior Lender's name under the heading 'Facility Commitment' on the signature pages of this Agreement, or, as the case may be, on the signature pages of the Assignment Agreement pursuant to which such Facility G Senior Lender became a Facility G Senior Lender hereunder in accordance with the provisions of Section 16.02, as such amount may be reduced or increased (whether temporarily or permanently) from time to time pursuant to the terms of this Agreement, including any reduction resulting from the assignment of all or a portion of such Facility G Senior Lender's Facility G Commitment in accordance with Section
     16.02 and (ii) with respect to Facility A and each Facility A Lender, the amount set forth below such Facility A Senior Lender's name under the heading 'Facility A Commitment' on the signature pages of Consent and Amendment No. 3 to this Agreement, or, as the case may be, on the signature pages of the Assignment Agreement pursuant to which such Facility A Senior Lender became a Facility A Senior Lender hereunder in accordance with the provisions of Section 16.02, as such amount may be reduced or increased (whether temporarily or permanently) from time to time pursuant to the terms of this Agreement, including any reduction resulting from the assignment of all or a portion of such Facility A Senior Lender's Facility A Commitment in accordance with Section
     16.02. 'Facility Commitments' shall mean (i) prior to the Facility G Extension Date, with respect to Facility G, $59,500,000, (ii) on and after the Facility G Extension Date, with respect to Facility G, $50,250,000 and (iii) at any time, with respect to Facility A, the lesser of (a) $5,000,000 and (b) the sum of (I) the Facility A Collateral Loan Value at such time and (II) the Facility A Cash Collateral Amount divided by one hundred and five percent (105%).

     1.3 The definition of "Facility Commitment Period" set forth in Section 1.01 of the Credit Agreement is hereby amended to delete clause (i) thereof in its entirety and to substitute "(i) in the case of Facility A, on February 28, 1995" therefor.

     1.4  The definition of "L/C Subfacility" set forth in
Section 1.01 of the Credit Agreement is hereby amended to delete the amount "$15,000,000" appearing opposite the notation
"Facility A" in the column labeled "Maximum Amount as of the Closing Date" and to substitute the amount "$5,000,000" therefor.

     1.5 Section 1.01 of the Credit Agreement is hereby amended to delete the following definitions in their entirety: "Special
Facility II A Loans", "Special Increase II" and "Special Increase
II Termination Date".

     1.6 Section 3.05(a) of the Credit Agreement is hereby amended to delete the amount "$45,000,000" appearing at the end thereof and to substitute the amount "$5,000,000" therefor.

     1.7 Section 3.06 of the Credit Agreement is hereby amended to delete the first sentence thereof in its entirety and to substitute the following therefor:

          "The Revolving Credit Loans made under Facility A are evidenced by Amended and Restated Series A Revolving
          Credit Notes in a maximum aggregate principal amount of $5,000,000."

     1.8 Section 3.07(a) of the Credit Agreement is hereby amended to delete the last sentence thereof in its entirety.

     1.9 Section 4.02(d) of the Credit Agreement is hereby amended to delete the first sentence thereof in its entirety and to substitute the following therefor:

          "The Facility A Borrower shall make prepayments of its Revolving Credit Loans and/or post cash collateral with the Administrative Agent, in form and substance reasonably acceptable to the Administrative Agent, such that the amount of cash collateral on deposit with the Administrative Agent pursuant to this Section 4.2(d) is at all times equal to or greater than one hundred and five percent (105%) of the difference between (a) the Facility Outstandings for Facility A and (b) the Facility A Collateral Loan Value (the "Facility A Cash Collateral Amount").

     1.10 Section 4.03 of the Credit Agreement is hereby amended to delete subsection (c) thereof in its entirety.

     1.11 Section 4.06(a) of the Credit Agreement is hereby amended to delete the last sentence thereof in its entirety.

     1.12 Section 9.03 of the Credit Agreement is hereby amended to delete the phrase "(x) the cash flow projections delivered to the Administrative Agent on June 10, 1992 and (y)" from the last sentence thereof.

     1.13 Section 11.04B of the Credit Agreement is hereby amended to (i) delete the word "and" at the end of clause (e) thereof, (ii) delete the period at the end of clause (f) thereof and to substitute a semicolon and the word "and" therefor and
(iii) add the following clause (g) immediately following clause
(g) thereof:

               "(g) as long as (i) no Event of Default or Potential Event of Default exists with respect to RHI or would result therefrom; (ii) Senior Subordinated Debentures constituting more than fifty percent (50%) of the aggregate outstanding principal balance thereof on the Rexnord Sale Effective Date have been repurchased by RHI and the Senior Subordinated Debenture Indenture has been amended to remove any dividend restrictions with respect to RHI; (iii) the Rexnord 12-3/4 Debentures have been repurchased or defeased in full, such defeasance to be in form and substance satisfactory to the trustee under the Rexnord 12/3-4 Debenture Indenture; (iv) RHI has provided to the Administrative Agent an Officers' Certificate certifying as to the fulfillment of the conditions set forth in clauses (ii) and (iii) above; and (v) the Consolidated Net Worth of RHI is equal to greater than $175,000,000 immediately prior to such transaction and after giving effect thereto, the payment of dividends or distributions on RHI's stock to TFC or the making of other advances by RHI to TFC."

     1.14 Section 12.01A of the Credit Agreement is hereby amended to (i) delete the title thereof in its entirety and to substitute the title "Consolidated Net Worth of RHI; Additional Capital" therefor, (ii) delete subsection (a) thereof in its entirety and (iii) substitute the following therefor:

          "(a) the Consolidated Net Worth of RHI shall at all times be equal to or greater than $175,000,000."

          SECTION 2. Consents and Waiver. (A) Effective as of the date of this Amendment No. 3 and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Senior Lenders of RHI hereby consent to the following:

          (a) the sale of the Rexnord Shares by RHI to BTR Dunlop pursuant to, and the performance by RHI of, the Purchase
     Agreement;

          (b) the release of the Lien of the Administrative Agent under the Special Increase II Pledge Agreement with respect to a sufficient number of shares of the stock of Aerospace to satisfy the terms and conditions of the Escrow Agreement as of the date the transactions described in the Purchase Agreement are consummated;

          (c) the release of the Lien of the Collateral Trustee under the Rexnord Holdings Pledge Agreement with respect to all of the Rexnord Shares pledged thereunder;
          (d) the transfer by Banner Investments to RHI of all of the issued and outstanding shares of Rexnord Corporation owned by Banner Investments;

          (e) the Subordinated Debt Repayment; and

          (f) the use of a portion of the proceeds received by RHI in connection with the sale of the Rexnord Shares to repay a portion of the Obligations of RHI under Facility A and the Rexnord/Holdings Mortgage Indebtedness.

          (B) Effective as of the date of this Amendment No. 3 and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Senior Lenders of RHI hereby waive the requirement under Section 9.08 of the Credit Agreement that RHI provide the Administrative Agent with ninety (90) days' prior written notice of the making of a dividend or other distribution by RHI with respect to its capital stock; provided that (i) this waiver shall be limited to dividends made by RHI to TFC pursuant to clause (g) of Section 11.04B of the Credit Agreement and (ii) RHI shall provide one Business Days' prior written notice to the Administrative Agent in connection with the making of any such dividend or distribution."

          SECTION 3. Conditions Precedent to Amendment No. 3; Effectiveness. This Amendment No. 3 shall become effective and be deemed effective as of the date hereof, if, and only if, (i) the Administrative Agent shall have received on or before January 31, 1994 a facsimile or original executed copy of this Amendment executed by RHI and each of the Senior Lenders of RHI and (ii) the Administrative Agent shall have received on or before January 31, 1994, all of which shall be in form and substance satisfactory to the Administrative Agent and the Senior Lenders,
(a) an amendment to the Special Increase II Pledge Agreement executed by each of RHI and the Collateral Trustee pursuant to which RHI agrees that the shares of Aerospace remaining subject to the Special Increase II Pledge Agreement shall secure all of the Obligations of RHI under Facility A and amending Exhibit A thereto, (b) Amended and Restated Series A Revolving Credit Notes in the maximum amount of each Facility A Lender's Facility A Commitment executed by RHI and made payable to each of the Facility A Lenders, (c) an amendment to the Rexnord Holdings Pledge Agreement executed by RHI and the Collateral Trustee deleting the references to the Rexnord Shares from Exhibit A thereto and (d) a Pledge and Assignment Agreement executed by RHI and the Administrative Agent with respect to the cash collateral posted by RHI pursuant to Section 4.02(d) of the Credit Agreement.

          SECTION 4. Representations and Warranties. RHI hereby represents and warrants as follows:

          4.1 This Amendment No. 3 and the Credit Agreement as previously executed and amended and as amended hereby, constitute legal, valid and binding obligations of RHI and are enforceable against RHI in accordance with their terms.

          4.2 No Event of Default or Potential Event of Default exists or would result from any of the transactions contemplated by this Amendment No. 3.

          4.3 Upon the effectiveness of this Amendment No. 3, RHI hereby reaffirms all covenants, representations and warranties made in the Credit Agreement to the extent the same are not amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the date this Amendment No. 3 becomes effective (unless a representation and warranty is stated to be given on and as of a specific date, in which case such representation and warranty shall be true, correct and complete as of such date).

          SECTION 5.  Reference to and Effect on the Credit
Agreement.

          5.1 Upon the effectiveness of this Amendment No. 3, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

          5.2  Except as specifically amended above, the Credit
Agreement, the Notes and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          5.3 The execution, delivery and effectiveness of this Amendment No. 3 shall not operate as a waiver of any right, power or remedy of any Senior Lender or Agent or the Administrative Agent under the Credit Agreement, the Notes or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

          SECTION 6. Execution in Counterparts. This Amendment No. 3 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment No. 3 by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 3.

          SECTION 7. Governing Law. This Amendment No. 3 shall be governed by and construed in accordance with the laws of the State of New York.


          SECTION 8.  Headings.  Section headings in this
Amendment No. 3 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 3 for any other purpose.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed by their respective officers thereunto duly authorized as of the date first above written.



                              RHI HOLDINGS, INC.


                              By  Karen L. Schneckenburger
                                 --------------------------------
                              Title:   Treasurer


                              CITICORP NORTH AMERICA, INC.,
                              individually as a Senior Lender, as
                              one of the Agents for the Senior
                              Lenders and as Administrative Agent
                              for the Senior Lenders


                              By  Colin M. Cohen
                                 --------------------------------
                              Title:   Vice President

                              Facility A Commitment:  $2,500,000

                              THE BANK OF NOVA SCOTIA,
                              individually as a Senior Lender and
                              as one of the Agents for the Senior
                              Lenders


                              By  F.C.H. Asbhy
                                 --------------------------------
                              Title: Senior Manager Loan Operations

                              Facility A Commitment:  $2,500,000